                                                                   EXHIBIT 10.60


                                 SUPERGEN, INC.
                           TWO ANNABEL LANE, SUITE 220
                               SAN RAMON, CA 94583


                               AVI BIOPHARMA, INC.
                           ONE SW COLUMBIA, SUITE 1105
                               PORTLAND, OR 97258



                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


                                  APRIL 4, 2000

                                TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
TABLE OF CONTENTS.................................................................................i

SECTION 1 AUTHORIZATION AND SALE OF SECURITIES....................................................1
    1.1   AUTHORIZATION...........................................................................1
    1.2   SALE OF SHARES BY AVI...................................................................1
    1.3   SUBSEQUENT ISSUANCE OF SHARES BY SUPERGEN...............................................2
    1.4   WARRANT.................................................................................2

SECTION 2 CLOSING DATE; DELIVERY
    2.1   CLOSING.................................................................................3
    2.2   SUBSEQUENT CLOSINGS.....................................................................3
    2.3   WARRANT EXERCISE CLOSING................................................................3
    2.4   DELIVERY................................................................................3

SECTION 3 REPRESENTATIONS AND WARRANTIES OF AVI...................................................4
    3.1   ORGANIZATION; STANDING AND POWER; QUALIFICATION.........................................4
    3.2   CAPITALIZATION..........................................................................4
    3.3   AUTHORIZATION; NO CONFLICTS; APPROVALS..................................................5
    3.4   FINANCIAL STATEMENTS....................................................................6
    3.5   ABSENCE OF UNDISCLOSED LIABILITIES......................................................6
    3.6   ABSENCE OF CERTAIN CHANGES OR EVENTS....................................................6
    3.7   TAXES...................................................................................7
    3.8   INTELLECTUAL PROPERTY...................................................................7
    3.9   ENVIRONMENTAL MATTERS...................................................................8
    3.10  SEC FILINGS.............................................................................8
    3.11  LISTING.................................................................................8
    3.12  EMPLOYEE BENEFIT PLANS..................................................................8
    3.13  EMPLOYEES...............................................................................9
    3.14  BROKERS OR FINDERS......................................................................9
    3.15  COMPLIANCE WITH LAWS....................................................................9
    3.16  LITIGATION..............................................................................9
    3.17  NO MISREPRESENTATION....................................................................9
    3.18  INVESTMENT AVI.........................................................................10
    3.19  VALID PRIVATE PLACEMENT................................................................10
    3.20  OREGON BUSINESS CORPORATION ACT........................................................10
    3.21  EXEMPT OFFERING; ACQUISITION FOR INVESTMENT............................................11
    3.22  ACCESS TO INFORMATION; INVESTMENT EXPERIENCE; NO RELIANCE .............................11

SECTION 4 REPRESENTATIONS AND WARRANTIES OF SUPERGEN.............................................12
    4.1   ORGANIZATION; STANDING AND POWER; QUALIFICATION........................................12

                                TABLE OF CONTENTS
                                  (CONTINUED)

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
    4.2   CAPITALIZATION.........................................................................12
    4.3   AUTHORIZATION; NO CONFLICTS; APPROVALS.................................................13
    4.4   FINANCIAL STATEMENTS...................................................................14
    4.5   ABSENCE OF UNDISCLOSED LIABILITIES.....................................................14
    4.6   ABSENCE OF CERTAIN CHANGES OR EVENTS...................................................14
    4.7   TAXES..................................................................................15
    4.8   INTELLECTUAL PROPERTY..................................................................16
    4.9   ENVIRONMENTAL MATTERS..................................................................16
    4.10  SEC FILINGS............................................................................16
    4.11  LISTING................................................................................16
    4.12  EMPLOYEE BENEFIT PLANS.................................................................17
    4.13  EMPLOYEES..............................................................................17
    4.14  BROKERS OR FINDERS.....................................................................17
    4.15  COMPLIANCE WITH LAWS...................................................................17
    4.16  LITIGATION.............................................................................17
    4.17  NO MISREPRESENTATION...................................................................18
    4.18  VALID PRIVATE PLACEMENT................................................................18
    4.19  SECTION 203............................................................................18
    4.20  EXEMPT OFFERING; ACQUISITION FOR INVESTMENT............................................18
    4.21  ACCESS TO INFORMATION; INVESTMENT EXPERIENCE; NO RELIANCE..............................19
    4.22  BROKERS OR FINDERS.....................................................................20

SECTION 5 ADDITIONAL AGREEMENTS..................................................................21
    5.1   FINANCIAL STATEMENTS AND OTHER REPORTS.................................................21
    5.2   CONFIDENTIALITY........................................................................21
    5.3   PUBLIC ANNOUNCEMENTS...................................................................21
    5.4   HSR ACT................................................................................22
    5.5   RESTRICTIONS ON TRANSFER...............................................................22
    5.6   LEGENDS................................................................................23
    5.7   FURTHER ASSURANCES.....................................................................25
    5.8   USE OF FUNDS...........................................................................25
    5.9   REGISTRATION RIGHTS AGREEMENT..........................................................25

SECTION 6 CONDITIONS TO CLOSINGS.................................................................25
    6.1   CONDITIONS TO SUPERGEN'S OBLIGATION TO ACQUIRE THE AVI SHARES..........................25
    6.2   CONDITIONS TO AVI'S OBLIGATION TO ISSUE THE SHARES.....................................26
    6.3   CONDITIONS TO THE INITIAL WARRANT CLOSING..............................................27

SECTION 7 MISCELLANEOUS..........................................................................27
    7.1   ACCESS TO INFORMATION..................................................................27



                                TABLE OF CONTENTS
                                  (CONTINUED)

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
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
    7.2   WAIVERS AND AMENDMENTS.................................................................27
    7.3   GOVERNING LAW..........................................................................27
    7.4   SURVIVAL...............................................................................27
    7.5   SUCCESSORS AND ASSIGNS.................................................................27
    7.6   ENTIRE AGREEMENT.......................................................................28
    7.7   NOTICES................................................................................28
    7.8   SEVERABILITY...........................................................................28
    7.9   EXPENSES...............................................................................28
    7.10  TITLES AND SUBTITLES...................................................................28
    7.11  CALIFORNIA CORPORATE SECURITIES LAW....................................................28
    7.12  COUNTERPARTS...........................................................................29
    7.13  DELAYS OR OMISSIONS....................................................................29

                                TABLE OF CONTENTS
                                  (CONTINUED)


EXHIBITS

   A      Form Warrant
   B      Form Registration Rights Agreement

                               AVI BIOPHARMA, INC.
                                 SUPERGEN, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

       THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of April 4, 2000 by and between AVI BioPharma, Inc., an Oregon corporation ("AVI"), and SuperGen, Inc., a Delaware corporation ("SUPERGEN").

                                    RECITALS

       WHEREAS, AVI is developing a pharmaceutical compound known as Avicine for the treatment of colorectal cancer and other indications;

       WHEREAS, AVI desires to collaborate with SuperGen with respect to the clinical development, obtaining of regulatory approvals, distribution and marketing of Avicine product(s) in the United States;

       WHEREAS, SuperGen desires to collaborate with AVI with respect to such product(s); and

       WHEREAS, in support of their collaboration, SuperGen and AVI shall enter into that certain United States of America Sales, Distribution, and Development Agreement (the "U.S. AGREEMENT"), which provides, among other things, that SuperGen will make equity investments in AVI in consideration of cash or its own common stock;

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenant undertakings contained herein, the parties hereto hereby agree as follows:


                                    SECTION 1

                      AUTHORIZATION AND SALE OF SECURITIES

       1.1 AUTHORIZATION. AVI will, prior to the Closing Date or the Warrant Closing Date (as defined below), authorize the sale and issuance of the number of shares (the "AVI Shares") and Warrant Shares (as defined below) of its Common Stock (the "AVI Common Stock") pursuant to the terms of this Agreement. SuperGen will, prior to the Closing Date and the applicable Subsequent Closing Date (as defined below), authorize the sale and issuance of the number of shares (the "SuperGen Shares") of its Common Stock (the "SuperGen Common Stock") pursuant to the terms of this Agreement.

       1.2 SALE OF SHARES BY AVI. Subject to the terms and conditions of this Agreement and the terms and conditions of the U.S. Agreement, SuperGen agrees to purchase and AVI agrees to sell and issue to SuperGen 1,684,211 shares of AVI's common stock ("AVI COMMON STOCK") for consideration consisting of $5,000,000 in cash and 347,826 in SuperGen's common stock ("SUPERGEN COMMON STOCK").

       1.3 SUBSEQUENT ISSUANCE OF SHARES BY SUPERGEN. Subject to the terms and conditions of this Agreement and the terms and conditions of the U.S. Agreement, SuperGen may make milestone payments to AVI in SuperGen Common Stock pursuant to Sections 5(b), (c) and (d) of the U.S. Agreement in an aggregate amount of up to $10,000,000, to be completed in up to three (3) subsequent closings (each a "SUBSEQUENT CLOSING," the closing date for each Subsequent Closing referred to as a "SUBSEQUENT CLOSING DATE"). The valuation of SuperGen Common Stock for purposes of such milestone payments shall be the average of the closing prices of SuperGen Common Stock over the twenty (20) trading days commencing ten (10) trading days immediately preceding the Relevant Date (as defined below). For purposes of this Agreement, Relevant Date means, (i) in the case of a Subsequent Closing pursuant to Section 5.1(b) of the U.S. Agreement, the business day upon which the condition set forth in Section 5.1(b) of the U.S. Agreement is satisfied, (ii) in the case of a Subsequent Closing pursuant to Section 5.1(c) of the U.S. Agreement, the business day upon which the condition set forth in Section 5.1(c) of the U.S. Agreement is satisfied; and
(iii) in the case of a Subsequent Closing pursuant to Section 5.1(d) of the U.S. Agreement, the business day upon which the condition set forth in Section 5.1(d) of the U.S. Agreement is satisfied. The number of SuperGen Shares to be issued to AVI in each Subsequent Closing shall be that number of SuperGen Shares which, at the valuation specified above, are valued as near as possible to the dollar value set forth in the corresponding section of the U.S. Agreement. No fractions of any shares shall be allotted pursuant to this Agreement and the shares issued hereunder shall be rounded up to the nearest whole number of shares.

       1.4 WARRANT. Subject to the terms and conditions of this agreement and the U.S. Agreement, AVI shall issue a Warrant to SuperGen upon SuperGen's request, in substantially the form attached hereto as EXHIBIT A to this Agreement, to purchase up to 1,665,478 shares of AVI Common Stock, subject to anti-dilution provisions. The exercise price for the Warrant shall be $35.625, 300% of the purchase price per AVI Share specified under Section 1.2 of this Agreement (the "WARRANT PRICE") (such price to be adjusted pursuant to the terms of the Warrant), and the Warrant shall be exercisable at any time, or from time to time, in whole or in part, for a three year period commencing on the earlier of (i) the date the U.S. Food and Drug Administration (the "FDA") accepts the new drug application submitted for the product (as defined in the U.S. Agreement) or (ii) the date on which the closing price of AVI Common Stock exceeds the Warrant Price (shares to be purchased upon exercise of the Warrant are hereinafter referred to as the "WARRANT SHARES").

       For purposes of this Agreement, the number of Warrant Shares of AVI Common Stock, including the anti-dilution provisions, shall be calculated at the time SuperGen first exercises the Warrant based on the following formula:

               OP = (0.10 X (OS + (10/90 X OS)))

       -      OP means the number of Warrant Shares.

       - OS means the total number of shares of AVI Common Stock then outstanding.

                                    SECTION 2

                             CLOSING DATE; DELIVERY

       2.1 CLOSING. Purchase and sale of the AVI Shares and the issuance of the SuperGen Shares as set forth in Section 1.2 hereunder shall take place in accordance with Section 5.1(a) of the U.S. Agreement at a closing ("CLOSING") to occur upon the satisfaction of all of the conditions set forth in Sections 6.1 and 6.2 hereof and Section 16.11 of the U.S. Agreement (the "CLOSING DATE"). The Closing shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. local time, on the Closing Date, or at such other time and place upon which AVI and SuperGen shall agree.

       2.2 SUBSEQUENT CLOSINGS. The Subsequent Closings for issuance of SuperGen Shares to AVI under Section 1.3 hereunder shall take place at closings to occur on the applicable Subsequent Closing Date, which shall be the fifth business day following any Relevant Date. The Subsequent Closings shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. local time, on any Subsequent Closing Date, or at such other time and place upon which AVI and SuperGen shall agree.

       2.3 WARRANT EXERCISE CLOSING. The closing for SuperGen's initial exercise of the Warrant ("INITIAL WARRANT CLOSING") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. local time, three business days following the receipt by AVI of SuperGen's Notice of Exercise ("WARRANT CLOSING DATE"), or at such other time and place upon which AVI and SuperGen shall agree.

       2.4    DELIVERY.

              2.4.1 CLOSING. At the Closing, AVI shall cause the delivery to SuperGen of certificates registered in SuperGen's name or as designated by SuperGen evidencing the AVI Shares, upon the receipt of the portion of cash payment for the AVI Shares as set forth in Section 1.2 above, by check payable to AVI or wire transfer per AVI's instructions; and SuperGen shall cause the delivery to AVI of certificates registered in AVI's name or as designated by AVI evidencing the number of the SuperGen Shares specified in Section 1.2 hereunder.

              2.4.2 SUBSEQUENT CLOSINGS. At each Subsequent Closing, AVI shall cause the delivery to SuperGen of certificates registered in SuperGen's name or as designated by SuperGen evidencing such number of AVI Shares calculated according to Section 1.3.

              2.4.3 WARRANT CLOSINGS. At the Initial Warrant Closing and thereafter upon the receipt of Notice of Exercise, AVI shall cause the delivery to SuperGen of certificates registered in SuperGen's name or as designated by SuperGen in the Notice of Exercise representing the number of Warrant Shares as specified in the Notice of Exercise.

                                    SECTION 3

                      REPRESENTATIONS AND WARRANTIES OF AVI

       Except as disclosed in AVI's SEC Filings (as defined in Section 3.10) or as set forth in the disclosure schedule previously delivered to SuperGen (the "AVI DISCLOSURE SCHEDULE"), AVI represents and warrants to SuperGen as follows:

       3.1 ORGANIZATION; STANDING AND POWER; QUALIFICATION. AVI and each of its subsidiaries is a corporation duly organized and existing under, and by virtue of, the laws of the State of Oregon and is in good standing under such laws. AVI and each of its subsidiaries have all requisite corporate power to own, lease and operate its property and to carry on its businesses, and is duly qualified to do business and is in good standing as a foreign corporation in any jurisdiction except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, assets (including intangible assets), properties, liabilities (contingent or otherwise), financial condition, operations, or results of operation of AVI or its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

       3.2 CAPITALIZATION. The authorized capital stock of AVI consists of 50,000,000 shares of AVI Common Stock, $0.0001 par value, and 2,000,000 shares of preferred stock, $0.0001 par value. As of March 31, 2000, there were 16,658,784 shares of Common Stock issued and outstanding, 2,364,302 shares of AVI Common Stock issuable under AVI's stock option plans and 5,438,963 shares issuable pursuant to warrants and there were no issued and outstanding shares of preferred stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable. Except as set forth in the AVI Disclosure Schedule, no shares of AVI Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of AVI. Furthermore, except as set forth in this Agreement and the AVI Disclosure Schedule, there are no contracts or commitments by which AVI is or may become bound to issue additional shares of the capital stock of AVI or options, securities or rights convertible into shares of capital stock of AVI. AVI is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of AVI other than transfer restrictions imposed to satisfy state and federal securities laws. Except as set forth in the AVI Disclosure Schedule, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of AVI issued prior to the Closing complied with all applicable federal and state securities laws. Each of AVI's subsidiaries is wholly-owned by AVI.

       3.3    AUTHORIZATION; NO CONFLICTS; APPROVALS.

              3.3.1 All corporate action on the part of AVI, its shareholders and its directors necessary for the authorization, execution, delivery and performance of the Agreement by AVI, the authorization, sale, issuance and delivery of the AVI Shares, the authorization and issuance of the Warrant, and the authorization, sale, issuance and delivery of the Warrant Shares (including any required shareholder authorization of the Warrant Shares), and the performance of all of AVI's obligations under the Agreement has been taken or will be taken prior to the Closing Date, the issuance of the Warrant or the Warrant Closing Date. The Agreement, the Registration Rights Agreement and any other documents (including the Warrant) required to be executed and delivered by AVI hereunder (collectively, the "TRANSACTION DOCUMENTS"), when executed and delivered by AVI, shall constitute valid and binding obligations of AVI, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The AVI Shares and Warrant Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, other than any permissible liens or encumbrances created by or imposed upon the AVI Shares and Warrant Shares by SuperGen; provided, however, that the AVI Shares and Warrant Shares are subject to restrictions on transfer under state and/or federal securities laws and as set forth in this Agreement.

              3.3.2 The execution and delivery by AVI of this Agreement and the other Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation of or breach of any provision of the Articles of Incorporation or Bylaws of AVI, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under any license, assignment, note, mortgage, indenture, lease, contract or other agreement or obligation to which AVI is a party or by which AVI or any of its properties or assets may be bound, (iii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation or any material permit, concession, franchise or license applicable to AVI or any of its properties or assets, except in the case of (ii) for such violations, breaches, defaults, rights of termination, cancellation or acceleration, or losses of benefits which would not be reasonably likely to have a Material Adverse Effect.

              3.3.3 No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or with respect to AVI in connection with the execution and delivery of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, except that the filing of one or more notification and report forms under the Hart Scott Rodino Antitrust Improvement Act of 1976 (the "HSR ACT") may be required with respect to the acquisition by SuperGen of the AVI Shares and Warrant Shares, and except (i) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect.

       3.4 FINANCIAL STATEMENTS. AVI has delivered to SuperGen copies of AVI's audited consolidated financial statements (balance sheet, statement of operations, statement of shareholders' equity, and statement of cash flows) for the year ended December 31, 1999 (the "AVI FINANCIAL STATEMENTS"). AVI Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto). AVI Financial Statements present fairly in all material respects the financial position of AVI and its subsidiaries as of the respective dates and the consolidated results of its operations and cash flows for the periods indicated.

       3.5 ABSENCE OF UNDISCLOSED LIABILITIES. Neither AVI nor any of its subsidiaries has any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, other than (i) liabilities reflected or provided for on the balance sheet as of December 31, 1999 (the "AVI BALANCE SHEET") contained in AVI Financial Statements, (ii) liabilities specifically described in this Agreement or the AVI Disclosure Schedule, and (iii) normal or recurring liabilities incurred since December 31, 1999 in the ordinary course of business consistent with past practices that would not reasonably be expected to result in a Material Adverse Effect.

       3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in the AVI Disclosure Schedule, and except as reflected in AVI Financial Statements, since December 31, 1999, AVI and its subsidiaries have conducted their businesses in the ordinary course and in a manner consistent with past practices, and have not:

              3.6.1 suffered any event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect;

              3.6.2 declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of its capital stock or declared any direct or indirect redemption, retirement, purchase or other acquisition of such shares, except for purchases of stock from terminated non-officer employees in the ordinary course of business and in a manner consistent with past practices;

              3.6.3 issued any shares of their capital stock or any warrants, rights, or options for, or entered into any commitment relating to such capital stock, except for issuances made in the ordinary course of business in arm's length transactions for value and in a manner consistent with past practices (including issuances made upon exercises and conversions of employee and director stock options);

              3.6.4 made any material change in the accounting methods or practices they follow, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates;

              3.6.5 bought, rented, sold, leased, abandoned or otherwise disposed of any real property or machinery, equipment or other operating property except in the ordinary course of business and in a manner consistent with past practices and in an amount that is not material to AVI and its subsidiaries taken as a whole;

              3.6.6 sold, assigned, transferred, licensed, pledged, or otherwise disposed of or encumbered any patent, trademark, trade name, brand name, FDA license or approval application, copyright (or pending application for any patent, trademark or copyright), invention, work of authorship, process, know-how, formula or trade secret or interest thereunder or other material intangible asset, except for non-exclusive licenses which were granted in the ordinary course of business and in a manner consistent with past practices and in an amount that is not material to AVI and its subsidiaries taken as a whole;

              3.6.7 entered into any material commitment or transaction (including without limitation any borrowing or capital expenditure) other than the transactions contemplated by this Agreement and the other Transaction Documents; or

              3.6.8 paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets or rights under license to, or entered into any agreement or arrangement with any of its officers, directors or shareholders or any affiliate of any of the foregoing, other than employee compensation and benefits and reimbursement of employment related business expenses incurred in the ordinary course of business.

       3.7 TAXES. AVI (including its subsidiaries) has timely made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of AVI know of no basis for any such claim. To the best knowledge of AVI, there are no pending or proposed audits or claims from any tax authority for deficiencies, penalties or interest against AVI or its subsidiaries and the officers of AVI know of no basis for any such audit or claim

       3.8 INTELLECTUAL PROPERTY. To AVI's knowledge after reasonable inquiry, (i) each of AVI and its subsidiaries has the right to use, free and clear of all liens, charges, claims and restrictions, all intellectual property, patents, trademarks, service marks, trade names, copyrights, licenses and rights which are material to its business as presently conducted and (ii) neither AVI nor any of its subsidiaries is infringing upon or otherwise acting adversely to the right or claimed right of any other person under or with respect to the foregoing.

       3.9 ENVIRONMENTAL MATTERS. To AVI's knowledge after reasonable inquiry, neither AVI nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS") which, individually or in aggregate, would have a Material Adverse Effect. Except as set forth in the AVI Disclosure Schedule, to AVI's knowledge after reasonable inquiry, neither AVI nor any of its subsidiaries owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in aggregate have a Material Adverse Effect; and AVI is not aware of any pending investigation that might lead to such a claim.

       3.10 SEC FILINGS. AVI has timely filed all reports, registration statements, proxy statements and other materials, together with any amendments thereto (the "SEC FILING"), required to be filed by AVI with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). AVI has furnished to SuperGen copies of its Annual Report on Form 10-K for the year ended December 31, 1999, and all Current Reports on Form 8-K and proxy statements, as filed with the SEC. As of the date filed, the SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements contained in the SEC Filings fairly present the financial position of AVI and its subsidiaries as at the dates thereof and for the periods covered thereby and have been prepared in accordance with GAAP and with the published rules and regulations of the SEC with respect thereto.

       3.11 LISTING. AVI Common Stock is duly listed on the Nasdaq National Market ("NMS"). AVI is not in violation of the listing requirements of the NMS and does not reasonably anticipate that the AVI Common Stock will be delisted by the NMS for the foreseeable future.

       3.12 EMPLOYEE BENEFIT PLANS. Except as set forth in the AVI Disclosure Schedule, all AVI's employee benefit plans comply with and are and have been operated in accordance with applicable laws and regulations. There are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves on AVI's Financial Statements, and no event has occurred, and there exists no condition or set of circumstances, with respect to the employee benefit plans of AVI, which would reasonably be expected to subject AVI to any liability, other than liabilities which would not be reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect.

       3.13 EMPLOYEES. To AVI's knowledge, no employee or consultant of AVI is in material violation of any material term of any such employment or consulting agreement, confidentiality agreement, or any other contract or agreement relating to the relationship of such employee or consultant with AVI or any other party because of the nature of the business conducted or to be conducted by AVI.

       3.14 BROKERS OR FINDERS. No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement or any of the other Transaction Documents except for a fee of $150,000 and 40,909 shares of AVI Common Stock paid by AVI to Boston Healthcare for assistance rendered to AVI in partnering the Avicine vaccine product, and AVI agrees to indemnify and hold SuperGen harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by AVI.

       3.15 COMPLIANCE WITH LAWS. Each of AVI and its subsidiaries has complied in all material respects with all applicable federal, state, local and foreign statutes, laws and regulations, and is not in violation of, and has not received any notices of violation with respect to, any such statute, law or regulation, with respect to the conduct, ownership or operation of its businesses which, individually or in aggregate, would have a Material Adverse Effect. Each of AVI and its subsidiaries has obtained each governmental consent, license, permit, grant or other authorization of a governmental entity that is required for the operation of its business as currently conducted (collectively, the "AVI AUTHORIZATIONS"), and all such AVI Authorizations are in full force and effect, except for such AVI Authorizations which, if not obtained by AVI or any of its subsidiaries, would not be reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect.

       3.16 LITIGATION. Except as set forth in the AVI Disclosure Schedule, there is no action, suit, proceeding, claim, arbitration or investigation, pending before any agency, court or tribunal, or to the knowledge of AVI, threatened against AVI, its subsidiaries or any of their respective properties or officers or directors (in their capacities as such), and, to the knowledge of AVI, there is no valid basis for any action, suit, proceeding, claim, arbitration or investigation against AVI or any of its subsidiaries which, if determined adversely to AVI or any such subsidiary, would reasonably be expected to have a Material Adverse Effect. There is no judgment, decree or order against AVI or any of its subsidiaries or, to the knowledge of AVI after reasonable inquiry, any of its respective directors or officers (in their capacities as such) that would prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement or that would reasonably be expected to have a Material Adverse Effect.

       3.17 NO MISREPRESENTATION. No representation or warranty by AVI in this Agreement or any of the other Transaction Documents, and no statement, certificate or schedule furnished or to be furnished by or on behalf of AVI pursuant to this Agreement or any of the other Transaction

Documents, when taken together, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

       3.18 INVESTMENT AVI. AVI is not, and after giving effect to the issuance of the AVI Shares and the Warrant Shares will not be, an investment company under the Investment Company Act of 1940.

       3.19 VALID PRIVATE PLACEMENT. Subject to the accuracy of SuperGen's representations in Section 4.21, AVI is entitled to rely on an AVI exemption from the provisions of Section 5 of the Securities Act in its sale and issuance of AVI Shares and Warrant Shares to SuperGen pursuant to the terms of this Agreement.

       3.20 OREGON BUSINESS CORPORATION ACT. The purchase of the AVI Shares and Warrant Shares pursuant to this Agreement has been approved by the Board of Directors of AVI prior to the date of this Agreement for the purposes of the Oregon Business Corporation Act such that after the date of this Agreement, neither SuperGen nor any of its affiliates will be subject to the restrictions on business combination transactions set forth therein with respect to SuperGen on account of such purchase.

       3.21   EXEMPT OFFERING; ACQUISITION FOR INVESTMENT.

              3.21.1 AVI is acquiring the SuperGen Shares under this Agreement solely for AVI's or its designated affiliate's own account for passive investment purposes and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). AVI further represents that AVI does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the SuperGen Shares or any portion thereof. AVI acknowledges and understands that the entire legal and beneficial interest of the SuperGen Shares AVI is acquiring is being purchased for, and will be held for the account of, AVI or its designated affiliate only and neither in whole nor in part for any other person. AVI understands that the SuperGen Shares have not been registered under the Securities Act or other securities laws in reliance on specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of AVI investment intent as expressed herein.

              3.21.2 The SuperGen Shares were not offered to AVI through, and AVI is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              3.21.3 AVI is an "accredited" investor as defined in Regulation D under the Securities Act, and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

              3.21.4 AVI further acknowledges and understands that the SuperGen Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and the transfer complies with the restrictions set forth in Section 5.5 of this Agreement. AVI understands that the certificate(s) evidencing the SuperGen Shares will be imprinted with a legend that sets forth the restrictions on transfer.

              3.21.5 AVI understands that Rule 144 promulgated under the Securities Act permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the SuperGen Shares, the availability of certain current public information about SuperGen, more than one year having elapsed between the resale and the date the security to be sold was last held by SuperGen or an affiliate of SuperGen, the sale being made through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations. AVI is further aware that Rule 144(k) permits persons who have not been affiliates of SuperGen for at least three months and whose shares have been beneficially owned by a person other than SuperGen or its affiliates for at least two years after full payment for such shares to sell such shares without regard to the current public information, manner of sale and volume limitations described above.

              3.21.6 AVI has reviewed with its own tax advisers the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement and has relied solely on such advisers and not on any statements or representations of SuperGen or any of its agents other than the representations and warranties set forth herein. AVI understands that it (and not SuperGen) shall be responsible for its own tax liability that may arise as a result of its investment or the transactions contemplated by this Agreement.

       3.22   ACCESS TO INFORMATION; INVESTMENT EXPERIENCE; NO RELIANCE.

              3.22.1 ACCESS TO INFORMATION. AVI has, prior to the date of this Agreement, been furnished with SuperGen's most recent SEC Filings and given an opportunity to review material contracts and documents of SuperGen which have been filed as exhibits to such SEC Filings. AVI has had opportunity to discuss SuperGen's business, management and financial affairs with its management. AVI has also had an opportunity to ask questions of officers of SuperGen, which questions were answered to its satisfaction. AVI, in making the investment decision, has read, reviewed, and relied solely on SuperGen's SEC Filings and other documents furnished by SuperGen, including SuperGen's Financial Statements, pursuant to this Agreement and SuperGen's representations and warranties contained herein, and has made an independent investigation, or obtained any additional information which AVI deems necessary to verify the accuracy and completeness of the information received. AVI is not relying on any oral representation of SuperGen or any other person, nor any written representation or assurance from SuperGen other than those contained in the SEC Filings or incorporated herein or therein. The foregoing, however, does not limit or modify AVI's right to rely upon covenants, representations and warranties of SuperGen in

Section 4 of this Agreement. AVI acknowledges and agrees that SuperGen has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about SuperGen by any third parties, including, but not limited to, analysts' research reports or comments, and AVI has not relied upon any such third party reports in making the decision to invest.

              3.22.2 RISK OF INVESTMENT; INVESTMENT EXPERIENCE; CAPABILITY TO EVALUATE. AVI recognizes that an investment in SuperGen involves substantial risks, including the potential loss of AVI's entire investment herein. AVI has substantial knowledge and experience in investing in securities and in financial and business matters that it is capable of evaluating the merits and risks of the investment. AVI acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement, and that AVI has the ability to bear the economic risk of investment pursuant to this Agreement.

              3.22.3 RELIANCE ON OWN JUDGEMENT OR ADVISORS. AVI has relied completely on its own judgement or the advice of its own tax, investment, legal or other advisors and has not relied on SuperGen or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Securities Act for any tax, investment or legal advice (other than reliance on information furnished by SuperGen, the representations, warranties and covenants contained herein).


                                    SECTION 4

                   REPRESENTATIONS AND WARRANTIES OF SUPERGEN

       Except as disclosed in SuperGen's SEC Filings or as set forth in the disclosure schedule previously provided to AVI (the "SUPERGEN DISCLOSURE SCHEDULE"), SuperGen hereby represents and warrants to and agrees with AVI as follows:

       4.1 ORGANIZATION; STANDING AND POWER; QUALIFICATION. SuperGen and each of its subsidiaries is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. SuperGen and each of its subsidiaries have all requisite corporate power to own, lease and operate its property and to carry on its businesses, and is duly qualified to do business and is in good standing as a foreign corporation in any jurisdiction except where the failure to be so qualified and in good standing would not have a material adverse effect on the business, assets (including intangible assets), properties, liabilities (contingent or otherwise), financial condition, operations, or results of operation of SuperGen or its subsidiaries, taken as a WHOLE (a "MATERIAL ADVERSE EFFECT").

       4.2 CAPITALIZATION. The authorized capital stock of SuperGen consists of 40,000,000 shares of SuperGen Common Stock, $0.001 par value, and 2,000,000 shares of preferred stock, $0.001 par value. As of March 31, 2000, there were 30,555,785 shares of SuperGen Common Stock issued and outstanding, 3,192,316 of SuperGen Common Stock issuable under SuperGen's stock option plans and 5,106,067 shares issuable pursuant to warrants and there were no issued and outstanding shares of preferred stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable. Except as set forth in the SuperGen Disclosure Schedule, no shares of SuperGen Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of SuperGen. Furthermore, except as set forth in this Agreement and the SuperGen Disclosure Schedule, there are no contracts or commitments by which SuperGen is or may become bound to issue additional shares of the capital stock of SuperGen or options, securities or rights convertible into shares of capital stock of SuperGen. SuperGen is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of SuperGen other than transfer restrictions imposed to satisfy state and federal securities laws. Except as set forth in the SuperGen Disclosure Schedule, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of SuperGen issued prior to the Closing and any Subsequent Closing complied with all applicable federal and state securities laws. Each of SuperGen's subsidiaries is wholly-owned by SuperGen.

       4.3    AUTHORIZATION; NO CONFLICTS; APPROVALS.

              4.3.1 All corporate action on the part of SuperGen, its stockholders and its directors necessary for the authorization, execution, delivery and performance of the Agreement by SuperGen, the authorization, sale, issuance and delivery of the SuperGen Shares, and the performance of all of SuperGen's obligations under the Agreement has been taken or will be taken prior to the Closing Date or Subsequent Closing Date. The Agreement, the Registration Rights Agreement and any other documents required to be executed and delivered by SuperGen hereunder (collectively, the "TRANSACTION DOCUMENTS"), when executed and delivered by SuperGen, shall constitute valid and binding obligations of SuperGen, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The SuperGen Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, other than any permissible liens or encumbrances created by or imposed upon the SuperGen Shares by AVI; provided, however, that the SuperGen Shares are subject to restrictions on transfer under state and/or federal securities laws and as set forth in this Agreement.

              4.3.2 The execution and delivery by SuperGen of this Agreement and the other Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with, or result in any violation of or breach of any provision of the Certificate of Incorporation or Bylaws of SuperGen, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under any license, assignment, note, mortgage, indenture, lease, contract or other agreement or obligation to which

SuperGen is a party or by which SuperGen or any of its properties or assets may be bound, (iii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation or any material permit, concession, franchise or license applicable to SuperGen or any of its properties or assets, except in the case of (ii) for such violations, breaches, defaults, rights of termination, cancellation or acceleration, or losses of benefits which would not be reasonably likely to have a Material Adverse Effect.

              4.3.3 No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or with respect to SuperGen in connection with the execution and delivery of this Agreement and the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, except that the filing of one or more notification and report forms under the HSR Act may be required with respect to the acquisition by AVI of the SuperGen Shares, and except (i) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, and (ii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect.

       4.4 FINANCIAL STATEMENTS. SuperGen has delivered to AVI copies of SuperGen's audited consolidated financial statements (balance sheet, statement of operations, statement of stockholders' equity, and statement of cash flows) for the year ended December 31, 1999 (the "SUPERGEN FINANCIAL STATEMENTS"). SuperGen Financial Statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto). SuperGen Financial Statements present fairly in all material respects the financial position of SuperGen and its subsidiaries as of the respective dates and the consolidated results of its operations and cash flows for the periods indicated.

       4.5 ABSENCE OF UNDISCLOSED LIABILITIES. Neither SuperGen nor any of its subsidiaries has any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, other than (i) liabilities reflected or provided for on the balance sheet as of December 31, 1999 (the "SUPERGEN BALANCE SHEET") contained in SuperGen Financial Statements, (ii) liabilities specifically described in this Agreement or the SuperGen Disclosure Schedule, and (iii) normal or recurring liabilities incurred since December 31, 1999 in the ordinary course of business consistent with past practices that would not reasonably be expected to result in a Material Adverse Effect.

       4.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in the SuperGen Disclosure Schedule, and except as reflected in SuperGen Financial Statements, since December 31, 1999, SuperGen and its subsidiaries have conducted their businesses in the ordinary course and in a manner consistent with past practices, and have not:

              4.6.1 suffered any event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect;

              4.6.2 declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of its capital stock or declared any direct or indirect redemption, retirement, purchase or other acquisition of such shares, except for purchases of stock from terminated non-officer employees in the ordinary course of business and in a manner consistent with past practices;

              4.6.3 issued any shares of their capital stock or any warrants, rights, or options for, or entered into any commitment relating to such capital stock, except for issuances made in the ordinary course of business in arm's length transactions for value and in a manner consistent with past practices (including issuances made upon exercises and conversions of employee and director stock options);

              4.6.4 made any material change in the accounting methods or practices they follow, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates;

              4.6.5 bought, rented, sold, leased, abandoned or otherwise disposed of any real property or machinery, equipment or other operating property except in the ordinary course of business and in a manner consistent with past practices and in an amount that is not material to SuperGen and its subsidiaries taken as a whole;

              4.6.6 sold, assigned, transferred, licensed, pledged, or otherwise disposed of or encumbered any patent, trademark, trade name, brand name, the FDA license or approval application, copyright (or pending application for any patent, trademark or copyright), invention, work of authorship, process, know-how, formula or trade secret or interest thereunder or other material intangible asset, except for non-exclusive licenses which were granted in the ordinary course of business and in a manner consistent with past practices and in an amount that is not material to SuperGen and its subsidiaries taken as a whole;

              4.6.7 entered into any material commitment or transaction (including without limitation any borrowing or capital expenditure) other than the transactions contemplated by this Agreement and the other Transaction Documents; or

              4.6.8 paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets or rights under license to, or entered into any agreement or arrangement with any of its officers, directors or stockholders or any affiliate of any of the foregoing, other than employee compensation and benefits and reimbursement of employment related business expenses incurred in the ordinary course of business.

       4.7 TAXES. SuperGen (including its subsidiaries) has timely made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of SuperGen know of no basis for any such claim. To the best knowledge of SuperGen, there are no pending or proposed audits or claims from any tax authority for deficiencies, penalties or interest against SuperGen or its subsidiaries and the officers of SuperGen know of no basis for any such audit or claim.

       4.8 INTELLECTUAL PROPERTY. To SuperGen's knowledge after reasonable inquiry, (i) each of SuperGen and its subsidiaries has the right to use, free and clear of all liens, charges, claims and restrictions, all intellectual property, patents, trademarks, service marks, trade names, copyrights, licenses and rights which are material to its business as presently conducted and (ii) neither SuperGen nor any of its subsidiaries is infringing upon or otherwise acting adversely to the right or claimed right of any other person under or with respect to the foregoing.

       4.9 ENVIRONMENTAL MATTERS. To SuperGen's knowledge after reasonable inquiry, neither SuperGen nor any of its subsidiaries is in violation of any Environmental Laws which, individually or in aggregate, would have a Material Adverse Effect. Except as set forth in the SuperGen Disclosure Schedule, to SuperGen's knowledge after reasonable inquiry, neither SuperGen nor any of its subsidiaries owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in aggregate have a Material Adverse Effect; and SuperGen is not aware of any pending investigation that might lead to such a claim.

       4.10 SEC FILINGS. SuperGen has timely filed all SEC Filings required to be filed by SuperGen with the SEC under the Exchange Act. SuperGen has furnished to AVI copies of its Annual Report on Form 10-K for the year ended December 31, 1999 and all Current Reports on Form 8-K and proxy statements, as filed with the SEC. As of the date filed, the SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements contained in the SEC Filings fairly present the financial position of SuperGen and its subsidiaries as at the dates thereof and for the periods covered thereby and have been prepared in accordance with GAAP and with the published rules and regulations of the SEC with respect thereto.

       4.11 LISTING. SuperGen's Common Stock is duly listed on the NMS. SuperGen is not in violation of the listing requirements of the NMS and does not reasonably anticipate that the SuperGen Common Stock will be delisted by the NMS for the foreseeable future.

       4.12 EMPLOYEE BENEFIT PLANS. Except as set forth in the SuperGen Disclosure Schedule, all SuperGen's employee benefit plans comply with and are and have been operated in accordance with applicable laws and regulations. There are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves on SuperGen's Financial Statements, and no event has occurred, and there exists no condition or set of circumstances, with respect to the employee benefit plans of SuperGen, which would reasonably be expected to subject SuperGen to any liability, other than liabilities which would not be reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect.

       4.13 EMPLOYEES. To SuperGen's knowledge, no employee or consultant of SuperGen is in material violation of any material term of any such employment or consulting agreement, confidentiality agreement, or any other contract or agreement relating to the relationship of such employee or consultant with SuperGen or any other party because of the nature of the business conducted or to be conducted by SuperGen.

       4.14. BROKERS OR FINDERS. No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement or any of the other Transaction Documents, and SuperGen agrees to indemnify and hold AVI harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by SuperGen.

       4.15 COMPLIANCE WITH LAWS. Each of SuperGen and its subsidiaries has complied in all material respects with all applicable federal, state, local and foreign statutes, laws and regulations, and is not in violation of, and has not received any notices of violation with respect to, any such statute, law or regulation, with respect to the conduct, ownership or operation of its businesses which, individually or in aggregate, would have a Material Adverse Effect. Each of SuperGen and its subsidiaries has obtained each governmental consent, license, permit, grant or other authorization of a governmental entity that is required for the operation of its business as currently conducted (collectively, the "SUPERGEN AUTHORIZATIONS"), and all SuperGen Authorizations are in full force and effect, except for such Company Authorizations which, if not obtained by SuperGen or any of its subsidiaries, would not be reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect.

       4.16 LITIGATION. Except as set forth in the SuperGen Disclosure Schedule, there is no action, suit, proceeding, claim, arbitration or investigation, pending before any agency, court or tribunal, or to the knowledge of SuperGen, threatened against SuperGen, its subsidiaries or any of their respective properties or officers or directors (in their capacities as such), and, to the knowledge of SuperGen, there is no valid basis for any action, suit, proceeding, claim, arbitration or investigation against SuperGen or any of its subsidiaries which, if determined adversely to SuperGen or any such subsidiary, would reasonably be expected to have a Material Adverse Effect. There is no judgment, decree or order against SuperGen or any of its subsidiaries or, to the knowledge of SuperGen after reasonable inquiry, any of its respective directors or officers (in their capacities as such) that would prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement or that would reasonably be expected to have a Material Adverse Effect.

       4.17 NO MISREPRESENTATION. No representation or warranty by SuperGen in this Agreement or any of the other Transaction Documents, and no statement, certificate or schedule furnished or to be furnished by or on behalf of SuperGen pursuant to this Agreement or any of the other Transaction Documents, when taken together, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

       4.18 INVESTMENT COMPANY. SuperGen is not, and after giving effect to the issuance of the SuperGen Shares will not be, an investment company under the Investment Company Act of 1940.

       4.19 VALID PRIVATE PLACEMENT. Subject to the accuracy of AVI's representations in Section 3.21, SuperGen is entitled to rely on an exemption from the provisions of Section 5 of the Securities Act in its sale and issuance of the SuperGen Shares to AVI pursuant to the terms of this Agreement.

       4.20 SECTION 203. The purchase of the SuperGen Shares pursuant to this Agreement has been approved by the Board of Directors of SuperGen prior to the date of this Agreement for the purposes of Section 203 of the Delaware General Corporation Law such that after the date of this Agreement, neither AVI nor any of its affiliates will be subject to the restrictions on business combination transactions set forth in said Section 203 with respect to SuperGen on account of such purchase.

       4.21   EXEMPT OFFERING; ACQUISITION FOR INVESTMENT.

              4.21.1 SuperGen is acquiring the AVI Shares and Warrant Shares solely for SuperGen's or its designated affiliate's own account for passive investment purposes and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. SuperGen further represents that SuperGen does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the AVI Shares or Warrant Shares or any portion thereof. SuperGen acknowledges and understands that the entire legal and beneficial interest of the AVI Shares and Warrant Shares SuperGen is acquiring is being purchased for, and will be held for the account of, SuperGen or its designated affiliate only and neither in whole nor in part for any other person. SuperGen understands that the AVI Shares and Warrant Shares have not been registered under the Securities Act or other securities laws in reliance on specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of SuperGen's investment intent as expressed herein.

              4.21.2 The AVI Shares and Warrant Shares were not offered to SuperGen through, and SuperGen is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              4.21.3 SuperGen is an "accredited" investor as defined in Regulation D under the Securities Act, and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

              4.21.4 SuperGen further acknowledges and understands that the AVI Shares and Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and the transfer complies with the restrictions set forth in Section
5.5 of this Agreement. SuperGen understands that the certificate(s) evidencing the AVI Shares and Warrant Shares will be imprinted with a legend that sets forth the restrictions on transfer.

              4.21.5 SuperGen understands that Rule 144 promulgated under the Securities Act permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the AVI Shares and Warrant Shares, the availability of certain current public information about AVI, more than one year having elapsed between the resale and the date the security to be sold was last held by AVI or an affiliate of AVI, the sale being made through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three-month period not exceeding specified limitations. SuperGen is further aware that Rule 144(k) permits persons who have not been affiliates of AVI for at least three months and whose shares have been beneficially owned by a person other than AVI or its affiliates for at least two years after full payment for such shares to sell such shares without regard to the current public information, manner of sale and volume limitations described above.

              4.21.6 SuperGen has reviewed with its own tax advisers the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement and has relied solely on such advisers and not on any statements or representations of AVI or any of its agents other than the representations and warranties set forth herein. SuperGen understands that it (and not AVI) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

       4.22   ACCESS TO INFORMATION; INVESTMENT EXPERIENCE; NO RELIANCE.

              4.22.1 ACCESS TO INFORMATION. SuperGen has, prior to the date of this Agreement, been furnished with AVI's most recent SEC Filings and given an opportunity to review material contracts and documents of AVI which have been filed as exhibits to such SEC Filings. SuperGen has had opportunity to discuss AVI's business, management and financial affairs with its management. SuperGen has also had an opportunity to ask questions of officers of AVI, which questions were answered to its satisfaction. SuperGen, in making the investment decision, has read, reviewed, and relied solely on AVI's SEC Filings and other documents furnished by AVI, including AVI's Financial Statements, pursuant to this Agreement and AVI's representations and warranties contained herein, and has made an independent investigation, or obtained any additional information which SuperGen deems necessary to verify the accuracy and completeness of the information received. SuperGen is not relying on any oral representation of AVI or any other person, nor any written representation or assurance from AVI other than those contained in the SEC Filings or incorporated herein or therein. The foregoing, however, does not limit or modify SuperGen's right to rely upon covenants, representations and warranties of AVI in Section 3 of this Agreement. SuperGen acknowledges and agrees that AVI has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about AVI by any third parties, including, but not limited to, analysts' research reports or comments, and SuperGen has not relied upon any such third party reports in making the decision to invest.

              4.22.2 RISK OF INVESTMENT; INVESTMENT EXPERIENCE; CAPABILITY TO EVALUATE. SuperGen recognizes that an investment in AVI involves substantial risks, including the potential loss of SuperGen's entire investment herein. SuperGen has substantial knowledge and experience in investing in securities and in financial and business matters that it is capable of evaluating the merits and risks of the investment. SuperGen acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement, and that SuperGen has the ability to bear the economic risk of investment pursuant to this Agreement.

              4.22.3 RELIANCE ON OWN JUDGEMENT OR ADVISORS. SuperGen has relied completely on its own judgement or the advice of its own tax, investment, legal or other advisors and has not relied on AVI or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of
Section 15 of the Securities Act for any tax, investment or legal advice (other than reliance on information furnished by AVI, the representations, warranties and covenants contained herein).

       4.23 BROKERS OR FINDERS. No agent, broker, investment banker, financial adviser or other firm or person is or will be entitled to any broker's or finder's fee, or any other commission or similar fee, in connection with any of the transactions contemplated by this Agreement or any of the other Transaction Documents, and SuperGen agrees to indemnify and hold AVI and its subsidiaries harmless from and against any and all claims, liabilities or obligations with respect to any such fees or commissions asserted by any person on the basis of any act or statement determined to have been made to such person by SuperGen.

                                    SECTION 5

                              ADDITIONAL AGREEMENTS

       AVI and SuperGen further agree with each other as follows:

       5.1    FINANCIAL STATEMENTS AND OTHER REPORTS.

              5.1.1 As long as SuperGen beneficially owns, either outright or pursuant to rights to acquire, at least five percent (5%) of AVI Common Stock on either a primary or fully diluted basis, AVI shall deliver to SuperGen, promptly after transmission thereof, copies of all such financial statements, proxy statements, notices and reports as AVI shall send to its public shareholders and copies of all registration statements (without exhibits), other than registration statements on Form S-8 or any similar successor form, and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC). SuperGen shall have the right to discuss such financial statements, proxy statements, notices, reports, registration statements and filings with such officers of AVI as SuperGen may reasonably designate upon reasonable notice and at reasonable times, and to share such information with SuperGen's professional advisers, subject to the confidentiality provisions set forth in Section 5.2.

              5.1.2 As long as AVI beneficially owns, either outright or pursuant to rights to acquire, at least five percent (5%) of SuperGen Common Stock on either a primary or fully diluted basis, SuperGen shall deliver to AVI, promptly after transmission thereof, copies of all such financial statements, proxy statements, notices and reports as SuperGen shall send to its public stockholders and copies of all registration statements (without exhibits), other than registration statements on Form S-8 or any similar successor form, and all reports which it files with the SEC (or any governmental body or agency succeeding to the functions of the SEC). SuperGen shall have the right to discuss such financial statements, proxy statements, notices, reports, registration statements and filings with such officers of SuperGen as AVI may reasonably designate upon reasonable notice and at reasonable times, and to share such information with AVI's professional advisers, subject to the confidentiality provisions set forth in Section 5.2.

       5.2 CONFIDENTIALITY. Except as permitted by Section 5.3, each party agrees (and shall cause its professional advisers to agree) not to disclose to any person any information or data obtained by them pursuant to Section 5.1 until such information or data otherwise becomes publicly available or except pursuant to a valid subpoena, judicial process or its equivalent or as otherwise required by law. At the disclosing party's request, the receiving party shall, and shall cause its professional advisers to, sign a confidentiality agreement, in form and substance reasonably satisfactory to the disclosing party, as a condition to the receipt of confidential nonpublic information of the disclosing party by such advisers pursuant to Section 5.1.

       5.3 PUBLIC ANNOUNCEMENTS. Each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and the other Transaction Documents and any of the transactions contemplated hereby and thereby, and neither party hereto directly or indirectly through its officers and/or directors shall make any further announcement, news release or disclosure without first consulting with the other party hereto except (a) with the prior written consent of the other party or (b) to the extent such party believes in good faith, after consultation with legal counsel, that such announcement, release or disclosure is required by law. Each party shall not, and shall cause its officers and directors not to, make or contribute to any public statement, news release or other public communication or filing disclosing personal information concerning the other party or any member of the other party without the prior written consent of the other party and such member unless such party believes in good faith, after consultation with legal counsel, that such statement, release, communication or filing is required by law.

       5.4 HSR ACT. AVI shall be responsible for all applicable filing fees under the HSR Act relating to the acquisition of AVI Shares and Warrant
Shares, and SuperGen shall be responsible for all applicable filing fees under the HSR Act relating to the acquisition of SuperGen Shares. Each party shall use its best efforts to cooperate with the other party in making the applicable filings under the HSR Act, and with respect to the exercise of the Warrant, SuperGen agrees not to exercise the Warrant on any date prior to the expiration or early termination of the applicable waiting periods under the HSR Act.

       5.5    RESTRICTIONS ON TRANSFER.

              5.5.1 SuperGen shall not, directly or indirectly, sell, transfer, assign, pledge, distribute or otherwise dispose of, or grant any option with respect to, establish any "short" or put-equivalent position with respect to, or otherwise enter into any agreement, arrangement, transaction or series of transactions (through derivatives or otherwise) which has or is intended to have the effect, directly or indirectly, of reducing SuperGen's risk of ownership in the AVI Shares or Warrant Shares it purchases pursuant to this Agreement (each of the foregoing, a "Transfer") unless the Transfer is effected pursuant to (a) a registration statement under the Securities Act and any applicable state securities laws or (b) an exemption from the registration requirements under federal and state securities laws, and AVI receives an opinion of counsel, reasonably satisfactory to AVI stating that such Transfer will not require registration of the AVI Shares or the Warrant Shares, as the case may be, under the Securities Act or state securities laws, except that such an opinion will not be required for transactions made pursuant to Rule 144 provided that SuperGen and SuperGen's broker, if necessary, provide AVI with the necessary representations for counsel to AVI to issue an opinion with respect to such transaction.

              5.5.2 AVI shall not, directly or indirectly, make a Transfer of the SuperGen Shares it purchases pursuant to this Agreement unless the Transfer is effected pursuant to (a) a registration statement under the Securities Act and any applicable state securities laws or (b) an exemption from the registration requirements under federal and state securities laws, and SuperGen receives an opinion of counsel, reasonably satisfactory to SuperGen stating that such Transfer will not require registration of the SuperGen Shares, under the Securities Act or state securities laws, except that such an opinion will not be required for transactions made pursuant to Rule 144 provided that AVI and AVI's broker, if necessary, provide SuperGen with the necessary representations for counsel to SuperGen to issue an opinion with respect to such transaction.

       5.6    LEGENDS.

              5.6.1 Each certificate representing the AVI Shares and Warrant Shares shall be endorsed with the following legends, and any other legends required by law:

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR AVI RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO AVI, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT DATED AS OF APRIL 4, 2000, BY AND BETWEEN SUPERGEN, INC. AND AVI BIOPHARMA, INC., A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF AVI BIOPHARMA, INC. AT AVI BIOPHARMA, INC.'S PRINCIPAL EXECUTIVE OFFICES.

       AVI need not register a transfer of the legended AVI Shares or Warrant Shares, and may also instruct its transfer agent not to register the transfer of such AVI Shares or Warrant Shares, as the case may be, unless the conditions specified in each of the foregoing legends are satisfied. The first of the foregoing legends shall be removed from any security legended pursuant to this
Section 5.6.1, and AVI shall issue a certificate without such legend to the holder of such AVI Shares or Warrant Shares, as the case may be, if such AVI Shares or Warrant Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k), or the holder provides AVI with an opinion of counsel, reasonably satisfactory to AVI, to the effect that a public sale, transfer or assignment of such AVI Shares or Warrant Shares may be made without registration. The second of the foregoing legends shall be removed from any AVI Shares or Warrant Shares legended in accordance with this Section 5.6.1, and AVI shall issue a certificate without such legend to the holder of such AVI Share or Warrant Share at such time as such share is transferred in accordance with Section 5.5. The stop transfer instructions with respect to any legended share shall be removed if both of the foregoing legends are removed in accordance with this Section 5.6.1.

              5.6.2 Each certificate representing the SuperGen Shares shall be endorsed with the following legends, and any other legends required by law:

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR SUPERGEN RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO SUPERGEN, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT DATED AS OF APRIL 4, 2000, BY AND BETWEEN SUPERGEN, INC. AND AVI BIOPHARMA, INC., A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUPERGEN, INC. AT SUPERGEN, INC.'S PRINCIPAL EXECUTIVE OFFICES.

       SuperGen need not register a transfer of the legended SuperGen Shares, and may also instruct its transfer agent not to register the transfer of such SuperGen Shares, unless the conditions specified in each of the foregoing legends are satisfied. The first of the foregoing legends shall be removed from any security legended pursuant to this Section 5.6.2, and SuperGen shall issue a certificate without such legend to the holder of such SuperGen Shares, if such SuperGen Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k), or the holder provides SuperGen with an opinion of counsel, reasonably satisfactory to SuperGen, to the effect that a public sale, transfer or assignment of such SuperGen Shares may be made without registration. The second of the foregoing legends shall be removed from any SuperGen Shares legended in accordance with this Section 5.6.2, and SuperGen shall issue a certificate without such legend to the holder of such SuperGen Share at such time as such share is transferred in accordance with
Section 5.5. The stop
transfer instructions with respect to any legended share shall be removed if both of the foregoing legends are removed in accordance with this Section 5.6.2.

       5.7 FURTHER ASSURANCES. At any time or from time to time after the Closing, each Subsequent Closing and the Initial Warrant Closing, each party shall execute and deliver to the other party or parties such other documents and instruments, provide such materials and information and take such other actions as either party may reasonably request more effectively to carry out the provisions of this Agreement and the other Transaction Documents.

       5.8 USE OF FUNDS. AVI shall use the proceeds from the sale of the AVI Shares to SuperGen and the milestone payments contemplated by Section 5.1 of the U.S. Agreement for proper corporate purposes, including allocating in a responsible manner a sufficient portion of such proceeds and milestone payments calculated to cause AVI to use its reasonable efforts to fulfill its obligations under the U.S. Agreement.

       5.9 REGISTRATION RIGHTS AGREEMENT. The parties shall enter into a registration rights agreement dated the date hereof in substantially the form attached hereto as EXHIBIT B with respect to the AVI Shares, Warrant Shares and SuperGen Shares.

                                    SECTION 6

                             CONDITIONS TO CLOSINGS

       6.1 CONDITIONS TO SUPERGEN'S OBLIGATION TO ACQUIRE THE AVI SHARES AND ISSUE SUPERGEN SHARES. The obligation of SuperGen to purchase the AVI Shares from AVI and issue SuperGen Shares to AVI hereunder is subject to the satisfaction, on or prior to the Closing Date or the Subsequent Closing Date, as the case may be, of the following conditions, any of which may be waived by SuperGen, in SuperGen's sole discretion, to the extent permitted by law:

              6.1.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by AVI in this Agreement and the other Transaction Documents shall be true and correct when made and as of the Closing Date.

              6.1.2 PERFORMANCE OF OBLIGATIONS. AVI shall have performed in all material respects all covenants, agreements and other obligations required to be performed or observed by AVI pursuant to this Agreement on or prior to the Closing Date, and AVI shall have delivered to SuperGen a certificate to such effect, executed by the chief executive officer and chief financial officer of AVI and dated the Closing Date.

              6.1.3 COMPLIANCE WITH LAW. At the time of the Closing and each Subsequent Closing, the issuance by AVI and the acquisition by SuperGen of the AVI Shares, and the issuance by SuperGen and the acquisition by AVI of the SuperGen Shares, hereunder shall be legally permitted by all laws and regulations to which SuperGen and AVI are subject; all waiting periods, if any, under the HSR Act applicable to the issuance and sale of the AVI Shares and SuperGen Shares hereunder shall have expired or been terminated and no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such acquisition shall be in effect.

              6.1.4 U.S. AGREEMENT. The U.S. Agreement shall be in full force and effect and shall not have been terminated by either party thereto nor shall either party have given notice of such termination.

              6.1.5  PURPOSELY LEFT BLANK.

              6.1.6 REGISTRATION RIGHTS AGREEMENT. The parties shall have executed the Registration Rights Agreement as set forth in Section 5.9.

       6.2 CONDITIONS TO AVI'S OBLIGATION TO ISSUE AVI SHARES AND ACQUIRE SUPERGEN SHARES. AVI's obligation to purchase SuperGen Shares from SuperGen and sell the AVI Shares to SuperGen hereunder is subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by AVI, in its sole discretion, to the extent permitted by law:

              6.2.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by SuperGen in this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date, and SuperGen shall have delivered to AVI a certificate to such effect, executed by a duly authorized officer of SuperGen and dated the Closing Date.

              6.2.2 PERFORMANCE OF OBLIGATIONS. SuperGen shall have performed in all material respects all covenants, agreements and other obligations required to be performed or observed by SuperGen pursuant to this Agreement on or prior to the Closing Date, and SuperGen shall have delivered to AVI a certificate to such effect, executed by a duly authorized officer of SuperGen and dated the Closing Date.

              6.2.3 COMPLIANCE WITH LAW. At the time of Closing, the issuance by AVI and the acquisition by SuperGen of the AVI Shares, and the issuance by SuperGen and the acquisition by AVI of the SuperGen Shares, hereunder shall be legally permitted by all laws and regulations to which either SuperGen or AVI is subject; all waiting periods, if any, under the HSR Act applicable to the issuance and acquisition of the AVI Shares and SuperGen Shares hereunder shall have expired or been terminated and no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such acquisition shall be in effect.

              6.2.4 REGISTRATION RIGHTS AGREEMENT. The parties shall have executed the Registration Rights Agreement as set forth in Section 5.9.

       6.3 CONDITIONS TO THE INITIAL WARRANT CLOSING. The Initial Warrant Closing shall be subject to the conditions that, on or prior to the Warrant Closing Date, (i) the representations and warranties made by AVI and SuperGen in this Agreement shall be true and correct on the Warrant Exercise Date, (ii) the issuance by AVI and the acquisition by SuperGen of the Warrant Shares hereunder shall be legally permitted by all laws and regulations to which either SuperGen or AVI is subject, (iii) all waiting periods, if any, under the HSR Act if applicable to the acquisition of such Warrant Shares hereunder shall have expired or been terminated, (iv) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance or acquisition shall be in effect, and (v) this Agreement shall have not been terminated as a result of the termination of the U.S. Agreement.


                                    SECTION 7

                                  MISCELLANEOUS

       7.1 ACCESS TO INFORMATION. No information or knowledge obtained in any investigation by SuperGen or AVI shall affect or be deemed to modify any representation or warranty contained in this Agreement or the Transaction Documents.

       7.2 WAIVERS AND AMENDMENTS. This Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

       7.3 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without respect to the conflicts or the laws or rules thereof.

       7.4 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive the closings of the transactions contemplated hereby, notwithstanding any investigation made by any party. All statements as to factual matters contained in any certificate delivered by or on behalf of each party pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such party hereunder as of the date of such certificate or instrument.

       7.5 SUCCESSORS AND ASSIGNS. Except as expressly provided or contemplated by this Agreement and the other Transaction Documents, neither this Agreement nor any right, obligation or interest hereunder shall be assigned, either in whole or in part, by any party hereto (other than by operation of law) without the prior written consent of the other parties; provided, that nothing herein shall prevent or limit the ability of SuperGen or AVI to assign any or all of its rights under this Agreement or any of the other Transaction Documents to an affiliate. Subject to the foregoing limitations, the provisions hereof shall inure to the benefit of, and be binding upon and enforceable by, the parties hereto and their respective successors and assigns.

       7.6 ENTIRE AGREEMENT. This Agreement, the U.S. Agreement and the Transaction Documents, and the other certificates and documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersede any prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect thereto.

       7.7 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or by overnight courier or mailed by first class mail, or Express Mail, postage prepaid, or via facsimile, addressed (a) if to AVI, at AVI BioPharma, Inc., One SW Columbia, Portland, OR 97258, Attn: President, Alan P. Timmins, with a copy to Alter Wynne LLC, 222 SW Columbia, #1700, Portland, Oregon 97201, Attn: Byron Milstead, or to such other address (including electronic mail address) as AVI shall have furnished to SuperGen in writing or by electronic mail, or (b) if to SuperGen, at SuperGen, Inc., Two Annabel Lane, Suite 220, San Ramon, CA 94583,
Attn: President and CEO, Dr. Joseph Rubinfeld, with a copy of any said notice to be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050, Attn: Page Mailliard, Esq., or to such other address (including electronic mail address) as SuperGen shall have furnished to AVI in writing or by electronic mail. Notices that are mailed by (i) first class mail shall be deemed received three (3) business days after deposit in the mail and (ii) Express Mail or overnight courier shall be deemed received one (1) business day after deposit in the mail or delivery to such courier. In the event that the notice is sent by facsimile, notice shall be deemed to have been received when sent and confirmed as to receipt.

       7.8 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

       7.9 EXPENSES. AVI and SuperGen shall each bear their own fees, costs and expenses incurred on their behalf with respect to the Agreement and the transactions contemplated hereby and any amendments or waiver thereto.

       7.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

       7.11 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

       7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       7.13 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to AVI or to SuperGen shall impair any such right, power or remedy of AVI or SuperGen, nor shall it be construed to be a waiver of any breach or default under this Agreement and the other Transaction Documents, or an acquiescence therein or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement and the Transaction Documents, or by law otherwise afforded to AVI or SuperGen, shall be cumulative and not alternative.

       7.14 DISPUTE RESOLUTION. The parties hereto agree that any disputes which may arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder shall be resolved in accordance with the ADR provisions contained in Exhibit 20.3 of the U.S. Agreement, except that either party may seek judicial relief or enforcement to pursue equitable or other remedies not addressed by the ADR provisions, including without limitation specific performance or injunctive relief, to pursue a claim of fraudulent or otherwise inequitable treatment under the ADR proceedings or to otherwise enforce a judgment under the ADR proceedings.









                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, SuperGen and AVI have caused this Agreement to be duly executed as of the date and year first above written.


                                       AVI BIOPHARMA, INC.
                                       an Oregon corporation



                                       By:  /s/  Alan P. Timmins
                                            ------------------------------------
                                            Name: Alan P. Timmins
                                            Title: President



                                       SUPERGEN, INC.
                                       a Delaware corporation



                                       By:  /s/ Joseph Rubinfeld
                                            ------------------------------------
                                            Name: Joseph Rubinfeld
                                            Title: President & CEO













                     [Signature Page to Purchase Agreement]

                                     FORM OF

                             COMPLIANCE CERTIFICATE


       Pursuant to Section 6.1 of that certain Common Stock and Warrant Purchase Agreement dated as of April 4, 2000 between AVI BioPharma Inc., an Oregon corporation ("AVI"), and SuperGen, Inc. ("SuperGen") set forth therein (the "Agreement"), the undersigned, Alan P. Timmins, does hereby certify on behalf of AVI as follows:

       1.     He is the duly elected President of AVI;

       2. AVI has fulfilled all of the conditions specified in Sections 5 and 6 of the Agreement; and

       3. Except as set forth in the Agreement and the disclosure schedules provided to SuperGen, the representations and warranties of AVI set forth in Section 3 of the Agreement are true and correct as of the date hereof.

       IN WITNESS WHEREOF, the undersigned has executed this certificate on July 5, 2000.


                                       /s/ Alan P. Timmins
                                       -----------------------------------------
                                       Name: Alan P. Timmins
                                       Title: President

                                     FORM OF

                             COMPLIANCE CERTIFICATE


       Pursuant to Section 6.1 of that certain Common Stock and Warrant Purchase Agreement dated as of April 4, 2000 between AVI BioPharma Inc., an Oregon corporation ("AVI"), and SuperGen, Inc. ("SuperGen") set forth therein (the "Agreement"), the undersigned, Joseph Rubinfeld, does hereby certify on behalf of SuperGen as follows:

       1.     He is the duly elected Chief Executive Officer of SuperGen;

       2. SuperGen has fulfilled all of the conditions specified in Sections 5 and 6 of the Agreement; and

       3. Except as set forth in the Agreement and the disclosure schedules provided to AVI, the representations and warranties of SuperGen set forth in Section 4 of the Agreement are true and correct as of the date hereof.

       IN WITNESS WHEREOF, the undersigned has executed this certificate on July 5, 2000.


                                       /s/ Joseph Rubinfeld
                                       -----------------------------------------
                                       Name: Joseph Rubinfeld
                                       Title: Chief Executive Officer


                                      -2-